                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23

HAR SAR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,



[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                     [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                             VAN KAMPEN HARBOR FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...    13.24%    12.81%    12.86%
Six-month total return(2)................     6.70%     7.81%    11.86%
One-year total return(2).................     8.15%     8.85%    12.89%
Five-year average annual total
return(2)................................    13.04%    13.30%    13.49%
Ten-year average annual total
return(2)................................    10.63%       N/A       N/A
Life-of-Fund average annual total
  return(2)..............................     9.98%    11.24%    10.53%
Commencement date........................  11/15/56  12/20/91  10/26/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower-rated and comparable non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                             VAN KAMPEN HARBOR FUND

We recently spoke to the management team of the Van Kampen Harbor Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 (associate manager since 1991) and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A As has been its trademark in recent times, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Small-cap stocks, measured by the Russell 2000, performed solidly, if not spectacularly, during the six months.
    Investors' anticipation of an interest-rate increase toward the end of the reporting period placed downward pressure on the stock market, particularly among large-cap growth stocks. In response to this shift, investors began to favor a broader range of market offerings, including cyclical stocks and smaller-company securities. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

   Q  HOW DID THE CONVERTIBLE SECURITIES MARKET RESPOND?

   A In all, it was a favorable environment for convertible securities. The convertibles market is composed primarily of securities issued by mid-cap companies. As a result, convertibles--and the Fund's return--benefited from the solid performance of small and mid caps during the reporting period as a whole.

   Q GIVEN THIS ENVIRONMENT FOR CONVERTIBLES, WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND?

   A We didn't change our investment strategy in response to market conditions--we consistently manage the Fund for capital appreciation, current income, and preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's return during the reporting period.
    That said, because of the market's volatility, we were careful in selecting areas of the market in which to invest. Although there were some attractive opportunities in Internet technology, we sought to moderate our exposure to this area because we believed that valuations for Internet companies were, in most cases, extremely high. We did own some Internet names but were selective about our investments. These securities' prices are especially sensitive to rising interest rates--like we witnessed during the last few months of the reporting period. The Fund was well positioned during this time, as Internet securities underperformed.
    Along with limiting our exposure to stocks with high price-to-earnings ratios, we also sought to take advantage of the market shift mentioned earlier and slightly increased our exposure to cyclical industries. Our efforts enabled us to moderate the effects of the market's recent shift away from traditional growth securities and avoid significant damage to the Fund's return.

   Q WHAT WERE SOME OF YOUR MOST SUCCESSFUL INVESTMENTS DURING THE REPORTING PERIOD?

   A For the most part, our investments in technology companies continued to pay off for the Fund. We were pleased with our holdings in businesses that have benefited from the growth of the telecommunications industry--particularly cellular technology, which has enjoyed extremely rapid growth of late. These holdings included Qualcomm, which develops and markets communications technologies, and Conexant Systems, which develops semiconductors used in those products. At the end of the reporting period, one of the Fund's largest holdings was Comverse Technology. This company is the market leader in its field, and it performed very well for the Fund.
    Internet service provider America Online was a successful holding for the Fund. Toward the end of the reporting period, however, the company's stock performance declined, and we eliminated our position.
    Although many retail companies lagged in April and May, our investments in women's apparel retailer AnnTaylor and home-products company Home Depot benefited the Fund. At the end of the reporting period, these companies continued to show strong same-store sales--often a sign of a healthy business.
    Keep in mind that not all securities in the Fund performed as favorably, nor is there any guarantee they will continue to do so in the future. For additional Fund portfolio highlights, please refer to page 9.

   Q  WERE YOU DISAPPOINTED BY ANY OF YOUR INVESTMENTS?

   A Our disappointments were on a security-by-security basis, rather than the result of underperformance in specific industries. Although other securities performed below our expectations, these had a significant impact on the Fund's return for the six-month period:

    - Just prior to the start of the reporting period, we sold for a healthy gain some of our position in convertible bonds issued by SCI, an electronics contract manufacturer. Its convertibles began a steady decline thereafter. In early May 1999, SCI called the remaining bonds in our portfolio, forcing us to convert the bonds into common stock. By the end of the reporting period the stock closed moderately higher than our conversion price, enabling us to recover some of our losses of the previous months. We are optimistic about this stock's future performance and continue to own it.

    - Total Renal Care, a company that provides dialysis services to patients with chronic kidney failure, similarly dragged the Fund's return. After disappointing earnings in the first quarter, the firm's stock price fell 58 percent and the bonds fell 32 percent in a single day. The stock has come back somewhat since then, although it is still down considerably for the reporting period. We've maintained a position in Total Renal Care because we believe the company will recover due to the industry's attractive demographics, as aging baby boomers represent a promising future market.

    - Another security that performed poorly was Sunrise Assisted Living, which provides homelike assisted living accommodations for the elderly. The assisted living industry faced a difficult reporting period, as political uncertainty surrounding patient reimbursement led to weak performance. We eliminated our holdings in Sunrise during the period.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A Thanks to a favorable environment for convertibles and our willingness to moderate our exposure to interest rate-sensitive securities, the Fund performed very well, achieving a six-month return of 13.24(1) (Class A shares at net asset value) as of June 30, 1999. By comparison, the Russell 2000 Index returned 9.28 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 11.01 percent. The Russell 2000 Index reflects the average performance of small-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND FOR THE NEXT SIX MONTHS?

   A Because the Fund invests primarily in growth-oriented companies, such as technology businesses, we are vulnerable if interest rates rise--growth stocks tend to do poorly during periods of rising interest rates. At the same time, we have increased our weighting in cyclical companies, which have typically fared well in a rising rate environment. If interest rates rise, we would expect to find a supportive environment for the cyclical convertibles in which we've invested. And, if we continue to experience favorable economic growth without inflation, then we are hopeful that the market environment will remain positive for convertibles in general.

    We believe convertibles continue to offer investors a less aggressive way to invest in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles offer investors a way to participate in potential market gains and income while enjoying the potential for reduced volatility from the convertibles.


[SIG]
Christine Drusch

Senior Portfolio Manager

[SIG]
David McLaughlin

Portfolio Manager

[SIG]
Matthew Hart

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PRICE-TO-EARNINGS (P/E) RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN HARBOR FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

COMVERSE TECHNOLOGY develops computer and telecommunications systems and software for multimedia communications and
information processing applications.........................   3.7%

HOME DEPOT operates retail stores that sell building
materials and home-improvement products.....................   2.8%

LSI LOGIC designs, manufactures, and markets semiconductor
products and computer-storage systems solutions.............   2.5%

HEWLETT-PACKARD is one of the world's largest computer
companies. It also makes networking products, electronic
components, instruments for chemical analysis, and handheld
calculators.................................................   2.2%

WINSTAR COMMUNICATIONS provides a range of
telecommunications services, including local, long-distance,
and Internet access services................................   2.1%

TELEFONOS DE MEXICO provides telecommunications services to
domestic and international telephone users in Mexico........   2.0%

UNION PACIFIC is a transportation, computer technology, and
logistics company, with operations in the United States,
Canada, and Mexico..........................................   2.0%

LENNAR is engaged in two principal businesses: the building
and selling of homes and mortgage financing services........   2.0%

GLOBAL TELESYSTEMS GROUP provides telecommunications
services to businesses, telecommunications service
providers, and consumers in Europe, Russia, the Commonwealth
of Independent States, India, and China.....................   2.0%

ANNTAYLOR STORES is a specialty retailer of women's apparel,
shoes, and accessories......................................   1.9%

TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
Technology                                                                  29.5                               29.6
Utilities                                                                   19.7                               15.2
Finance                                                                     10.4                                9.3
Consumer Distribution                                                        7.0                                8.0
Health Care                                                                  7.0                                9.0

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS  42.0%
          CONSUMER DISTRIBUTION  4.3%
$ 5,901   AnnTaylor Stores Corp.,
          144A - Private Placement (a).........  0.550%      06/18/19    $  3,725,006
  4,640   Costco Cos., Inc. ...................  *           08/19/17       4,390,600
  4,420   Home Depot, Inc. ....................  3.250       10/01/01      12,387,050
                                                                         ------------
                                                                           20,502,656
                                                                         ------------
          CONSUMER DURABLES  1.8%
 20,140   Lennar Corp. ........................  *           07/29/18       8,836,425
                                                                         ------------
          CONSUMER NON-DURABLES  0.9%
  5,150   Loews Corp. (convertible into 79,185
          Diamond Offshore Drilling, Inc.
          common shares).......................  3.125       09/15/07       4,158,625
                                                                         ------------
          CONSUMER SERVICES  4.1%
  4,200   Amazon.com, Inc., 144A - Private
          Placement (a)........................  4.750       02/01/09       4,105,500
  2,530   Interpublic Group of Cos., Inc.,
          144A - Private Placement (a).........  1.870       06/01/06       2,324,438
  5,800   Jacor Communications, Inc., LYON.....  *           02/09/18       3,233,500
  4,950   News America Holdings, Inc., LYON....  *           03/11/13       3,625,875
  1,700   Omnicom Group, Inc. .................  2.250       01/06/13       2,881,500
  1,250   Omnicom Group, Inc., 144A - Private
          Placement (a)........................  4.250       01/03/07       3,206,250
                                                                         ------------
                                                                           19,377,063
                                                                         ------------
          ENERGY  0.9%
  4,207   PennzEnergy Co. (convertible into
          39,244 Chevron Corp. common
          shares)..............................  4.950       08/15/08       4,327,951
                                                                         ------------
          FINANCE  1.1%
  4,216   Net.B@nk, Inc. ......................  4.750       06/01/04       5,212,030
                                                                         ------------
          HEALTHCARE  6.1%
  2,347   Alpharma, Inc., 144A - Private
          Placement (a)........................  3.000       06/01/06       2,886,810
  3,060   ALZA Corp. ..........................  5.000       05/01/06       4,226,625
  5,080   Centocor, Inc. ......................  4.750       02/15/05       5,645,150
  6,900   Elan Finance Corp., Ltd., LYON,
          144A - Private Placement (a).........  *           12/14/18       3,536,250

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
$ 2,800   IDEC Pharmaceuticals Corp.,
          144A - Private Placement (a).........  *           02/16/19    $  1,519,000
  2,400   Renal Treatment Centers, Inc. .......  5.625%      07/15/06       2,013,000
  7,860   Roche Holdings, Inc., LYON,
          144A - Private Placement (a).........  *           04/20/10       4,440,900
  3,213   Total Renal Care Holdings, Inc.,
          144A - Private Placement (a).........  7.000       05/15/09       2,614,579
  2,526   Wellpoint Health Networks, Inc. .....  *           07/02/19       1,790,302
                                                                         ------------
                                                                           28,672,616
                                                                         ------------
          PRODUCER MANUFACTURING  0.9%
  3,940   WMX Technologies, Inc. ..............  2.000       01/24/05       4,265,050
                                                                         ------------
          TECHNOLOGY  20.5%
  5,520   Adaptec, Inc. .......................  4.750       02/01/04       5,237,100
  2,550   At Home Corp., 144A - Private
          Placement (a)........................  0.525       12/28/18       1,976,250
  2,280   Automatic Data Processing, Inc.,
          LYON.................................  *           02/20/12       2,593,500
  5,720   Citrix Systems, Inc., 144A - Private
          Placement (a)........................  *           03/22/19       2,559,700
  8,875   Comverse Technology, Inc.,
          144A - Private Placement (a).........  4.500       07/01/05      16,562,969
  5,990   Conexant Systems, Inc.,
          144A - Private Placement (a).........  4.250       05/01/06       8,505,800
  1,480   DoubleClick, Inc., 144A - Private
          Placement (a)........................  4.750       03/15/06       1,850,000
    900   EMC Corp. ...........................  3.250       03/15/02       4,369,500
 15,470   Hewlett-Packard Co., LYON............  *           10/14/17       9,823,450
  2,110   HNC Software, Inc. ..................  4.750       03/01/03       2,046,700
  1,070   Lam Research Corp....................  5.000       09/01/02         976,375
  2,185   Level One Communications, Inc. ......  4.000       09/01/04       4,252,556
  7,000   LSI Logic Corp., 144A - Private
          Placement (a)........................  4.250       03/15/04      11,357,500
  1,530   May & Speh, Inc. ....................  5.250       04/01/03       2,157,300
  1,647   MindSpring Enterprises, Inc. ........  5.000       04/15/06       1,557,444
  2,090   Oak Industries, Inc. ................  4.875       03/01/08       2,672,588
  2,450   Quantum Corp. .......................  7.000       08/01/04       2,339,750
  4,327   Sanmina Corp., 144A - Private
          Placement (a)........................  4.250       05/01/04       4,808,379

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TECHNOLOGY (CONTINUED)
$ 5,060   Solectron Corp., LYON, 144A - Private
          Placement (a)........................  *           01/27/19    $  2,947,450
  6,490   STMicroelectronics NV, LYON..........  *           06/10/08       8,169,287
                                                                         ------------
                                                                           96,763,598
                                                                         ------------
          UTILITIES  1.4%
  4,300   NTL, Inc., 144A - Private
          Placement (a)........................  7.000%      12/15/08       6,767,125
                                                                         ------------
TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  42.0%..............     198,883,139
                                                                         ------------
          FOREIGN CONVERTIBLE CORPORATE
          OBLIGATIONS  3.0%
  8,210   Deutsche Bank Finance BV,
          (Netherlands), (convertible into
          42,700 DaimlerChrysler AG common
          shares)..............................  *           02/12/17       4,197,363
  1,000   Swiss Life Finance Ltd., (United
          Kingdom), (convertible into 13,614
          shares of Royal Dutch Petroleum Co.),
          144A - Private Placement (a).........  2.000       05/20/05         993,750
  8,600   Telefonos de Mexico, SA (Mexico).....  4.250       06/15/04       8,901,000
                                                                         ------------
TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS......................      14,092,113
                                                                         ------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS  35.7%
CONSUMER NON-DURABLES  0.9%
Seagram Co. Ltd., ACES, 7.500%.......................
                                                            84,300    $  4,209,731
                                                                      ------------
CONSUMER SERVICES  1.5%
Adelphia Communications Corp., Ser D, 5.500%.........
                                                            10,100       1,949,300
CSC Holdings, Inc., Ser I, 8.500%....................
                                                            35,000       3,780,000
Echostar Communications Corp., Ser C, 6.750%.........
                                                             4,800       1,488,000
                                                                      ------------
                                                                         7,217,300
                                                                      ------------
ENERGY  3.9%
Apache Corp., ACES, 6.500%...........................
                                                            63,600       2,353,200
El Paso Energy Capital Trust I, 4.750%...............
                                                           135,750       6,719,625
Tosco Financing Trust, 5.750%........................
                                                            94,700       4,592,950
Unocal Corp., 6.250%.................................
                                                            81,000       4,566,375
                                                                      ------------
                                                                        18,232,150
                                                                      ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
FINANCE  5.5%
American General Corp., ACES, 7.000%.................
                                                            35,000    $  2,170,000
Amerus Life Holdings, Inc., ACES, 7.000%.............
                                                           102,600       2,795,850
Conseco Finance Trust IV, Ser F, PRIDES, 7.000%......
                                                           133,800       5,377,087
General Growth Properties, Inc., PIERS, 7.250%.......
                                                           102,400       2,457,600
National Australia Bank, 7.875%......................
                                                           160,000       4,860,000
Philadelphia Consolidated Holdings, PRIDES, 7.000%...
                                                           211,800       2,210,663
PLC Capital Trust II, PRIDES, 6.500%.................
                                                            22,000       1,276,000
Southwest Securities Group, Inc., DARTS, 5.000%
(convertible into 70,247 Knight-Trimark Group, Inc.
common shares) (b)...................................
                                                            84,300       5,036,925
                                                                      ------------
                                                                        26,184,125
                                                                      ------------
HEALTHCARE  0.5%
Alkermes, Inc., 6.500%...............................
                                                            51,000       2,444,813
                                                                      ------------
PRODUCER MANUFACTURING  1.9%
Coltec Capital Trust, TIDES, 5.250%, 144A - Private
  Placement (a)......................................
                                                            76,900       3,595,075
Ingersoll-Rand Co., PRIDES, 6.750%...................
                                                           171,500       5,145,000
                                                                      ------------
                                                                         8,740,075
                                                                      ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
Monsanto Co., ACES, 6.500%...........................
                                                            59,050       2,369,381
Pogo Trust I, Ser A, QUIPS, 6.500%...................
                                                            50,600       2,552,138
                                                                      ------------
                                                                         4,921,519
                                                                      ------------
TECHNOLOGY  3.0%
PSINet, Inc., Ser C, 6.750%..........................
                                                           106,800       4,899,450
Qualcomm Financial Trust, 5.750%.....................
                                                            34,000       6,859,500
Tribune Co., DECS, 6.250%............................
                                                            89,800       2,505,599
                                                                      ------------
                                                                        14,264,549
                                                                      ------------
TRANSPORTATION  4.3%
Canadian National Railway Co., ACES, 5.250%..........
                                                            25,400       1,358,900
Tower Automotive Capital Trust, 6.750%...............
                                                           100,000       5,137,500
Tower Automotive Capital Trust, 6.750%,
  144A - Private Placement (a).......................
                                                            95,000       4,880,625
Union Pacific Capital Trust, 6.250%..................
                                                           172,500       8,862,188
                                                                      ------------
                                                                        20,239,213
                                                                      ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
UTILITIES  13.2%
CalEnergy Capital Trust III, 6.500%..................
                                                           100,000    $  4,725,000
Global TeleSystems Group, Inc., 7.250%, 144A -
Private Placement (a)................................      131,700       8,823,900

Houston Industries, Inc., ACES, 7.000% (convertible
into 42,394 Time Warner, Inc. common shares).........
                                                            25,650       3,058,762
Intermedia Communications, Inc., Ser E, 7.000%.......
                                                           137,000       3,921,625
MediaOne Group, Inc., PIES, 6.250% (convertible into
26,007 Vodafone AirTouch PLC ADR's)..................
                                                            64,200       5,780,313
MediaOne Group, Inc., Ser D, 4.500%..................
                                                            34,000       5,093,625
Nextlink Communications, Inc., 6.500%, 144A - Private
  Placement (a)......................................
                                                            27,100       2,445,775
Omnipoint Corp., 7.000%, 144A - Private
  Placement (a)......................................
                                                           111,100       6,096,612
Skytel Communications, Inc., 2.250%..................
                                                            56,500       2,111,688
Sprint Corp., DECS, 8.250% (convertible into 112,761
  SBC Communications, Inc. common shares)............
                                                            74,000       6,437,471
Texas Utilities Co., PRIDES, 9.250%..................
                                                            81,200       4,466,000
WinStar Communications, Inc., Ser D, 7.000%..........
                                                           166,000       9,420,500
                                                                      ------------
                                                                        62,381,271
                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCK  35.7%..........................     168,834,746
                                                                      ------------
COMMON STOCK  13.9%
CONSUMER DISTRIBUTION  2.3%
AnnTaylor Stores Corp. (b)...........................
                                                           191,638       8,623,710
Sunglass Hut International, Inc. (b).................
                                                           132,000       2,268,750
                                                                      ------------
                                                                        10,892,460
                                                                      ------------
CONSUMER NON-DURABLES  0.3%
Jones Apparel Group, Inc. (b)........................
                                                            40,000       1,372,500
                                                                      ------------
CONSUMER SERVICES  0.5%
Comcast Corp., Class A...............................
                                                            60,000       2,306,250
                                                                      ------------
ENERGY  1.3%
Mobil Corp. .........................................
                                                            60,500       5,989,500
                                                                      ------------
FINANCE  2.1%
American Express Co..................................
                                                            22,000       2,862,750
Citigroup, Inc. .....................................
                                                           111,000       5,272,500
Equitable Cos., Inc. ................................
                                                            30,000       2,010,000
                                                                      ------------
                                                                        10,145,250
                                                                      ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
PRODUCER MANUFACTURING  0.9%
Tyco International Ltd. .............................
                                                            46,035    $  4,361,816
                                                                      ------------
TECHNOLOGY  4.4%
Applied Materials, Inc. (b)..........................
                                                            32,500       2,400,938
Copper Mountain Networks, Inc. (b)...................
                                                             5,700         440,325
Lam Research Corp. (b)...............................
                                                            60,000       2,801,250
Motorola, Inc. ......................................
                                                            32,500       3,079,375
SCI Systems, Inc. (b)................................
                                                            82,854       3,935,565
Texas Instruments, Inc. .............................
                                                            24,500       3,552,500
Unisys Corp. (b).....................................
                                                           120,000       4,672,500
                                                                      ------------
                                                                        20,882,453
                                                                      ------------
UTILITIES  2.1%
AT&T Corp............................................
                                                           111,000       6,195,187
Intermedia Communications, Inc. (b)..................
                                                             2,624          78,720
MCI Worldcom, Inc. (b)...............................
                                                            41,317       3,555,844
WinStar Communications, Inc. (b).....................
                                                             2,682         130,748
                                                                      ------------
                                                                         9,960,499
                                                                      ------------
TOTAL COMMON STOCK  13.9%.........................................      65,910,728
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  94.6%
  (Cost $384,167,164).............................................     447,720,726
REPURCHASE AGREEMENT  2.3%
  BankAmerica ($10,745,000 par collateralized by U.S. government obligations in a pooled cash account, dated 06/30/99, to be sold on 07/01/99 at $10,746,507)
  (Cost $10,745,000)..............................................      10,745,000
                                                                      ------------
TOTAL INVESTMENTS  96.9%
  (Cost $394,912,164).............................................     458,465,726
OTHER ASSETS IN EXCESS OF LIABILITIES  3.1%.......................      14,765,147
                                                                      ------------
NET ASSETS  100.0%................................................    $473,230,873
                                                                      ============

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 * Zero-coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically convertible equity securities
ADR--American Depositary Receipt
DARTS--Derivative Adjustable Ratio Securities
DECS--Debt exchange for common stock
LYON--Liquid yield option note
PIERS--Preferred income equity redeemable stock
PIES--Premium income exchange securities
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
QUIPS--Quarterly income preferred securities
TIDES--Term income deferrable equity securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $394,912,164).......................    $458,465,726
Receivables:
  Investments Sold..........................................      15,842,462
  Fund Shares Sold..........................................       3,079,546
  Interest..................................................       1,377,126
  Dividends.................................................         305,263
Other.......................................................          73,680
                                                                ------------
      Total Assets..........................................     479,143,803
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,001,193
  Fund Shares Repurchased...................................         534,972
  Income Distributions......................................         386,870
  Distributor and Affiliates................................         328,043
  Investment Advisory Fee...................................         202,649
  Custodian Bank............................................             413
Accrued Expenses............................................         288,274
Trustees' Deferred Compensation and Retirement Plans........         170,516
                                                                ------------
      Total Liabilities.....................................       5,912,930
                                                                ------------
NET ASSETS..................................................    $473,230,873
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $382,779,920
Net Unrealized Appreciation.................................      63,553,562
Accumulated Net Realized Gain...............................      25,930,343
Accumulated Undistributed Net Investment Income.............         967,048
                                                                ------------
NET ASSETS..................................................    $473,230,873
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $411,850,699 and 25,197,142 shares of
      beneficial interest issued and outstanding)...........    $      16.35
    Maximum sales charge (5.75%* of offering price).........             .99
                                                                ------------
    Maximum offering price to public........................    $      17.34
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $55,141,534 and 3,392,240 shares of
      beneficial interest issued and outstanding)...........    $      16.26
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $6,238,640 and 381,089 shares of
      beneficial interest issued and outstanding)...........    $      16.37
                                                                ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,136,249
Dividends...................................................    4,286,578
                                                              -----------
    Total Income............................................    9,422,827
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,211,831
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $446,038, $303,093 and $29,760,
  respectively).............................................      778,891
Shareholder Services........................................      363,720
Custody.....................................................       57,114
Trustees' Fees and Related Expenses.........................       23,892
Legal.......................................................        9,231
Other.......................................................      161,640
                                                              -----------
    Total Expenses..........................................    2,606,319
    Less Credits Earned on Cash Balances....................       40,589
                                                              -----------
    Net Expenses............................................    2,565,730
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,857,097
                                                              ===========
REALIZED AND UNREALIZED GAIN:
Realized Gain/Loss:
  Investments...............................................  $24,760,149
  Futures...................................................    2,709,863
                                                              -----------
Net Realized Gain...........................................   27,470,012
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   40,695,575
  End of the Period:
  Investments...............................................   63,553,562
                                                              -----------
Net Unrealized Appreciation During the Period...............   22,857,987
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $50,327,999
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $57,185,096
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                  the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  6,857,097       $ 15,238,836
Net Realized Gain................................     27,470,012         21,993,591
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     22,857,987         (6,888,564)
                                                    ------------       ------------
Change in Net Assets from Operations.............     57,185,096         30,343,863
                                                    ------------       ------------
Distributions from Net Investment Income:
  Class A Shares.................................     (6,413,439)       (13,495,042)
  Class B Shares.................................       (753,728)        (2,044,075)
  Class C Shares.................................        (76,879)          (152,905)
                                                    ------------       ------------
                                                      (7,244,046)       (15,692,022)
                                                    ------------       ------------
Distributions from Net Realized Gains:
  Class A Shares.................................     (4,611,188)       (18,851,717)
  Class B Shares.................................       (758,573)        (3,468,896)
  Class C Shares.................................        (72,011)          (278,390)
                                                    ------------       ------------
                                                      (5,441,772)       (22,599,003)
                                                    ------------       ------------
Total Distributions..............................    (12,685,818)       (38,291,025)
                                                    ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     44,499,278         (7,947,162)
                                                    ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    225,349,569        211,066,810
Net Asset Value of Shares Issued Through
  Dividend Reinvestment..........................     10,202,587         31,243,567
Cost of Shares Repurchased.......................   (254,841,060)      (248,677,411)
                                                    ------------       ------------
Net Change in Net Assets from Capital
  Transactions...................................    (19,288,904)        (6,367,034)
                                                    ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     25,210,374        (14,314,196)
NET ASSETS:
Beginning of the Period..........................    448,020,499        462,334,695
                                                    ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $967,048 and $1,353,997, respectively).........   $473,230,873       $448,020,499
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                              Six Months Ended   ------------------------------------
       Class A Shares          June 30, 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................     $14.835        $15.059   $15.054   $ 15.05   $13.24
                                  -------        -------   -------   -------   ------
  Net Investment Income......        .246           .520      .600      .566      .68
  Net Realized and Unrealized
    Gain.....................       1.712           .546     1.854     1.173     2.25
                                  -------        -------   -------   -------   ------
Total from Investment
  Operations.................       1.958          1.066     2.454     1.739     2.93
                                  -------        -------   -------   -------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................        .260           .537      .730      .555    .7025
  Distributions from and in
    Excess of Net Realized
    Gain.....................        .188           .753     1.719     1.180    .4175
                                  -------        -------   -------   -------   ------
Total Distributions..........        .448          1.290     2.449     1.735     1.12
                                  -------        -------   -------   -------   ------
Net Asset Value, End of the
  Period.....................     $16.345        $14.835   $15.059   $15.054   $15.05
                                  =======        =======   =======   =======   ======
Total Return (a).............      13.24%*         7.52%    16.91%    12.08%   22.46%
Net Assets at End of the
  Period (In millions).......     $ 411.9        $ 375.4   $ 376.4   $ 373.1   $394.5
Ratio of Expenses to Average
  Net Assets (b).............       1.04%          1.02%     1.04%     1.09%    1.00%
Ratio of Net Investment
  Income to Average Net
  Assets.....................       3.16%          3.48%     3.58%     3.60%    4.62%
Portfolio Turnover...........         58%*          156%      170%      129%     130%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the period ended June 30, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months             Year Ended December 31,
                                  Ended         -------------------------------------
       Class B Shares        June 30, 1999(c)   1998(c)    1997      1996      1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............      $14.755       $14.981   $14.992   $ 14.99   $ 13.20
                                  -------       -------   -------   -------   -------
Net Investment Income.......         .182          .397      .470      .437       .56
Net Realized and Unrealized
  Gain......................        1.706          .547     1.848     1.180      2.23
                                  -------       -------   -------   -------   -------
Total from Investment
  Operations................        1.888          .944     2.318     1.617      2.79
                                  -------       -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................         .200          .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain....................         .188          .753     1.719     1.180     .4175
                                  -------       -------   -------   -------   -------
Total Distributions.........         .388         1.170     2.329     1.615      1.00
                                  -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period....................      $16.255       $14.755   $14.981   $14.992   $ 14.99
                                  =======       =======   =======   =======   =======
Total Return (a)............       12.81%*        6.70%    15.98%    11.19%    21.46%
Net Assets at End of the
  Period (In millions)......      $  55.1       $  66.7   $  81.3   $  78.9   $  78.1
Ratio of Expenses to Average
  Net Assets (b)............        1.82%         1.81%     1.82%     1.88%     1.81%
Ratio of Net Investment
  Income to Average Net
  Assets....................        2.38%         2.66%     2.80%     2.81%     3.81%
Portfolio Turnover..........          58%*         156%      170%      129%      130%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the period ended June 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months             Year Ended December 31,
                                  Ended         -------------------------------------
       Class C Shares        June 30, 1999(c)   1998(c)    1997      1996      1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............      $14.855       $15.080   $15.079   $ 15.07   $ 13.25
                                  -------       -------   -------   -------   -------
Net Investment Income.......         .183          .405      .448      .439       .56
Net Realized and Unrealized
  Gain......................        1.721          .540     1.882     1.185      2.26
                                  -------       -------   -------   -------   -------
Total from Investment
  Operations................        1.904          .945     2.330     1.624      2.82
                                  -------       -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................         .200          .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain....................         .188          .753     1.719     1.180     .4175
                                  -------       -------   -------   -------   -------
Total Distributions.........         .388         1.170     2.329     1.615      1.00
                                  -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period....................      $16.371       $14.855   $15.080   $15.079   $ 15.07
                                  =======       =======   =======   =======   =======
Total Return (a)............       12.86%*        6.65%    15.96%    11.20%    21.52%
Net Assets at End of the
  Period (In millions)......      $   6.2       $   5.9   $   4.6   $   3.6   $   3.6
Ratio of Expenses to Average
  Net Assets (b)............        1.82%         1.81%     1.82%     1.88%     1.80%
Ratio of Net Investment
  Income to Average Net
  Assets....................        2.38%         2.71%     2.79%     2.81%     3.80%
Portfolio Turnover..........          58%*         156%      170%      129%      130%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the period ended June 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 27% of the long-term investments at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $394,945,565; the aggregate gross unrealized appreciation is $72,274,986 and the aggregate gross unrealized depreciation is $8,754,825, resulting in net unrealized appreciation on long- and short-term investments of $63,520,161.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $40,589 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $350 million....................................    .55 of 1%
Next $350 million.....................................    .50 of 1%
Next $350 million.....................................    .45 of 1%
Over $1.05 billion....................................    .40 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $9,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $54,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $283,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At June 30, 1999, capital aggregated $326,596,202, $50,347,415 and
$5,836,303 for Classes A, B, and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  14,008,764    $ 219,761,300
  Class B....................................     317,673        4,909,171
  Class C....................................      43,825          679,098
                                              -----------    -------------
Total Sales..................................  14,370,262    $ 225,349,569
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     567,867    $   8,785,696
  Class B....................................      84,270        1,291,500
  Class C....................................       8,108          125,391
                                              -----------    -------------
Total Dividend Reinvestment..................     660,245    $  10,202,587
                                              ===========    =============
Repurchases:
  Class A.................................... (14,686,368)   $(230,186,622)
  Class B....................................  (1,529,280)     (23,599,990)
  Class C....................................     (68,171)      (1,054,448)
                                              -----------    -------------
Total Repurchases............................ (16,283,819)   $(254,841,060)
                                              ===========    =============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $328,235,828, $67,746,734, and
$6,086,262 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,927,991    $ 193,998,609
  Class B....................................     949,046       14,318,709
  Class C....................................     179,950        2,749,492
                                              -----------    -------------
Total Sales..................................  14,056,987    $ 211,066,810
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,786,990    $  26,175,448
  Class B....................................     321,906        4,707,544
  Class C....................................      24,679          360,575
                                              -----------    -------------
Total Dividend Reinvestment..................   2,133,575    $  31,243,567
                                              ===========    =============
Repurchases:
  Class A.................................... (14,405,527)   $(214,599,359)
  Class B....................................  (2,177,447)     (32,400,387)
  Class C....................................    (112,483)      (1,677,665)
                                              -----------    -------------
Total Repurchases............................ (16,695,457)   $(248,677,411)
                                              ===========    =============

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                        CONTINGENT
                                                         DEFERRED
                                                       SALES CHARGE
                                                --------------------------
YEAR OF REDEMPTION                              CLASS B            CLASS C
--------------------------------------------------------------------------
First..........................................   5.00%              1.00%
Second.........................................   4.00%               None
Third..........................................   3.00%               None
Fourth.........................................   2.50%               None
Fifth..........................................   1.50%               None
Sixth and Thereafter...........................    None               None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $18,300 and CDSC on the redeemed shares of Classes B and C of approximately $56,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $249,197,487 and $266,927,417, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended June 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................     90
Futures Opened..............................................     60
Futures Closed..............................................   (150)
                                                                ---
Outstanding at June 30, 1999................................      0
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $274,700.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                             VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
 Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
 Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
    Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.